SIXTH AMENDMENT TO TERM LOAN AGREEMENT

THIS SIXTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of July 17, 2019 (the “Effective Date”), by and between HENNESSY ADVISORS, INC., a California corporation (“Borrower”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”) as Lender under the Agreement (defined below) and, U.S. Bank as Administrative Agent (in such capacity, “Agent”); and has reference to the following facts and circumstances (the “Recitals”):

A. Borrower, Lenders and Agent executed the Term Loan Agreement dated as of September 17, 2015, as amended by the First Amendment to Term Loan Agreement dated as of September 19, 2016, the Second Amendment to Term Loan Agreement dated as of November 16, 2017, the Third Amendment to Term Loan Agreement dated as of November 30, 2017, the Fourth Amendment to Term Loan Agreement dated as of September 20, 2018 and the Fifth Amendment to Term Loan Agreement dated as of May 9, 2019 (as previously amended and as amended by this Amendment, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment and prior amendments).

B. Borrower, Lender and Agent agree to further amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, Lender and Agent agree as follows:

1. Recitals.  The Recitals are true and correct, and, together with the defined terms set forth therein, are incorporated herein by this reference.

2. Amendment to Agreement.  As of the Effective Date, Section 5.02(i) (Stock Redemptions and Distributions) of the Agreement is deleted and replaced with the following:

(i) Stock Redemptions and Distributions.  Borrower will not, and it will not cause or permit any Subsidiary to, declare or incur any liability to make any Distributions except with respect to the 2015 Stock Repurchase; provided, however, that so long as no Default or Event of Default has occurred and is continuing or would be created thereby, Borrower and Subsidiaries may make Distributions in an aggregate amount not to exceed 50% of Borrower’s Consolidated Net Income for the previous fiscal year of Borrower (and for purposes of calculating compliance with this covenant, those Distributions consisting of the repurchase of the capital stock of Borrower shall not be included in such calculation).  In addition, so long as no Default or Event of Default has occurred and is continuing or would be created thereby, Borrower may repurchase the shares of its capital stock in the aggregate amount not to exceed 1,500,000 shares (separate and apart from the 2015 Stock Repurchase).

3. Costs and Expenses.  Borrower agrees to reimburse Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including, without limitation, Attorneys’ Fees) incurred by Lenders in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Agreement.  Borrower further agrees to pay or reimburse Agent and Lenders:  (a) for any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Transaction Documents; and (b) for the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.  All of the obligations of Borrower under this Section 5 shall survive the payment of Borrower’s Obligations, the Maturity Date, and the termination of the Agreement.

4. References to the Agreement.  All references in the Agreement to “this Agreement”, “the Agreement” and any other references of similar import shall mean the Agreement as previously amended and as amended by this Amendment.

5. Full Force and Effect.  Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed.

6. Benefit.  The Agreement and the other Transaction Documents shall be binding upon and inure to the benefit of Borrower, Lenders, Agent and their respective successors and permitted assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement and the other Transaction Documents as amended by this Amendment.

7. Representations and Warranties.  Borrower represents and warrants to Lender and Agent that as of the Effective Date:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action on the part of Borrower and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or the Second Amended and Restated Bylaws of Borrower, any applicable Laws, order, writ, judgment or decree of any court or Governmental Authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) upon giving effect to the terms of this Amendment, all of the representations and warranties made by Borrower in the Agreement and in the other Transaction Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true or correct in all material respects on and as of such earlier date;

(e) no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing; and

(f) there has been no change in the financial condition or results of operations of Borrower since March 31, 2019, which had a Material Adverse Effect.

8. Inconsistency.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

9. Governing Law.  This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

10. Electronic Imaging.  Borrower acknowledges the receipt of copies of the Agreement, the Note, this Amendment and all other Transaction Documents.  Agent may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of the Agreement, the Note, this Amendment and any or all of the Transaction Documents.  Agent may store the electronic image of the Agreement, the Note, this Amendment and any other Transaction Document in its electronic form and then destroy the paper original as part of Agent’s normal business practices, with the electronic image deemed to be an original.

11. Notice Required by Section 432.047 R.S. Mo.  ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT

OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

 12. Conditions Precedent.  Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Agent shall have received the following, all in form and substance reasonably acceptable to Agent:

(a) this Amendment, duly executed by Borrower, Agent and Lender;

(b) the Certificate of Secretary (with the form of resolutions attached thereto), duly certified by the Secretary of Borrower;

(c) a current certificate of good standing for Borrower, issued by the California Secretary of State (or other evidence of good standing acceptable to Lender); and

(d) such other documents and information as reasonably requested by Agent.

Borrower, Lender and Agent executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
SIXTH AMENDMENT TO TERM LOAN AGREEMENT

             HENNESSY ADVISORS, INC.

             By:  /s/ Teresa Nilsen
             Name:  Teresa Nilsen
             Title:  President

SIGNATURE PAGE- AGENT AND U.S. BANK
SIXTH AMENDMENT TO TERM LOAN AGREEMENT

             U.S. BANK NATIONAL ASSOCIATION, as Agent and Lender

             By:  /s/ Barry K. Chung
              Name:  Barry K. Chung
             Title:  Senior Vice President